UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 21, 2025

AMPIO PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35182	26-0179592
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

C/o Michael A. Martino, PO Box 141

Brush Praire, WA 98606-9597

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (720) 437-6500

Not Applicable

(Former name, or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

On January 21, 2025, the District Court, City & County of Denver, State of Colorado (the “Court”) issued an order (the “Preliminary Approval Order”) granting preliminary approval to a proposed settlement of three stockholder derivative actions and two demands relating to the results of the Company’s AP-013 trial for Ampion, as previously disclosed by the Company.

The proposed settlement was entered into, subject to the Court’s approval, through a stipulation and agreement of settlement, dated January 8, 2025 (the “Stipulation of Settlement”), by and among plaintiff Jordan LeaJames (McCann), plaintiff Robert Maresca, plaintiff Samantha Marquis, and stockholders Satheesh Thomas and Dirk McKnight who made pre-suit litigation demands, the Company as a nominal defendant, and the individual named defendants therein. The Court has scheduled a hearing on April 7, 2025, at 10:00 a.m. MDT, to determine whether it should issue an order for final approval of the proposed settlement. The settlement, if approved by the Court, would fully, finally and forever resolve the derivative actions and stockholder demands on the terms set forth in the Stipulation of Settlement.

As required by the Preliminary Approval Order, the Company is filing the Stipulation of Settlement, with exhibits thereto, and the Notice of Proposed Derivative Settlement with this Current Report on Form 8-K, copies of which are attached hereto as Exhibits 99.1 and 99.2, respectively.

The filing of this Current Report on Form 8-K is being made solely to comply with the Preliminary Approval Order. The Company is not required to file reports pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934, as amended, and does not undertake any such filing obligation either by virtue of this Current Report on Form 8-K or otherwise. On August 16, 2024, the Company was dissolved. In accordance with Section 278 of the Delaware General Corporation Law, the Company does not exist for the purpose of continuing the business for which it was organized, but exists solely for, among other purposes, defending suits and discharging its liabilities.

Item 9.01.	Financial Statements and Exhibits.

99.1	Stipulation and Agreement of Settlement, dated January 8, 2025.

99.2	Notice of Proposed Derivative Settlement dated January 21, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMPIO PHARMACEUTICALS, INC.

Date: January 29, 2025	By:	/s/ Michael A. Martino
Name: Michael A. Martino
Title: Chief Executive Officer